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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): Nov. 1, 2002
                                                           ------------


                           MOORE CORPORATION LIMITED
               --------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



  Canada                           1-8014                          98-0154502
---------------                 -----------                        ----------
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                   Identification
Incorporation)                                                  Number)




6100 Vipond Drive
Mississauga, Ontario, Canada                                       L5T 2X1
----------------------------------------------------------------------------
(Address of Principal Executive Office)                           (Zip Code)



                                905-362-3100
               ---------------------------------------------------
              (Registrant's telephone number, including area code)




         -------------------------------------------------------------
         (Former Name or former address, if changed since last report)




                   Exhibit Index is located on Page 4

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ITEM 9.           Regulation FD Disclosure.
                  ------------------------

                 Attached hereto as Exhibits 99.1 and 99.2 are the 18 U.S.C.
                 Section 1350 certifications of Robert G. Burton, Chairman, President and Chief Executive Officer and Mark S. Hiltwein, Executive Vice President, Chief Financial Officer relating to the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.




















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               MOORE CORPORATION LIMITED



Date: November 1, 2002                         By: Jennifer O. Estabrook
                                                   ---------------------
                                               Name: Jennifer O. Estabrook
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Acting Secretary









                                Page 3 of 6
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                                  EXHIBIT INDEX

                           Current Report On Form 8-K
                             Dated November 1, 2002


Exhibit
No.                                                          Page
---                                                          ----
99.1                                                           5
99.2                                                           6













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